Exhibit 10.26.8

AMENDMENT NO. 8

TO THE

SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT

BETWEEN

FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 8 (“Amendment”), effective as of January 1, 2012 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and TeleNav, Inc. (“Supplier” or “TeleNav”), a Delaware corporation with its principal office at 950 De Guigne Drive, Sunnyvale, CA 94085, on behalf of itself and the TeleNav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

In consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Agreement, Attachment V: Pricing and Royalty, in Subsection 1.d.2, delete the following bullet point:

“Ford will pay TeleNav [*****] per SD Card for the Additional NRE for Change Order No. 1 (as stated in Section 5a of Attachment V and as amended by this Amendment) which will be attributed to the payment of [*****] Additional NRE for Change Order No. 1 until fully paid”

and replace with the following:

“Ford will pay TeleNav [*****] per SD Card for the Additional NRE for Change Order No. 1 (as stated in Section 5a of Attachment V and as amended by Amendment No. 7) and for the [*****] under Amendment No. 8. Such [*****] per SD Card will be attributed first to the payment of the [*****] until fully paid, and thereafter to the payment of the [*****] until fully paid”.

2.	Agreement, Attachment V: Pricing and Royalty, at the end of Section 3, but before Subsection 3a, add the following new pricing matrices:

The price matrix below shall apply to vehicles produced in [*****]:

[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Total	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

02/10/12	Pg. 1 of 6

[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Total	[*****]

[*****]
[*****]	[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Total	[*****]

[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Total	[*****]

[*****]
[*****]	[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Total	[*****]

3.	Agreement, Attachment V: Pricing and Royalty, after Section 5.c, add the following new section:

“6. As of the Amendment Effective Date, the parties confirm the countries covered, by geographic region, as listed below:

NORTH AMERICA

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

02/10/12	Pg. 2 of 6

SOUTH AMERICA

[*****]

EU

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

02/10/12	Pg. 3 of 6

MIDDLE EAST & AFRICA

[*****]

CHINA

[*****]

“

4.	Agreement, Attachment V: Pricing and Royalty, after Section 6, add the following new section:

“7. [*****]. As of the Amendment Effective Date, Ford hereby [*****] as its [*****]. As [*****], [*****] shall make [*****] to TeleNav under the Agreement [*****]. TeleNav shall be a [*****] of Ford’s agreement with [*****] regarding all [*****] made in accordance with this Amendment. If [*****] should discontinue its business, cease to exist or be dissolved or liquidated, be declared bankrupt, or otherwise default in any of its [*****] obligations to TeleNav, Ford shall make immediate, diligent efforts to [*****] to replace [*****] with the least amount of detrimental impact to TeleNav as possible.”

5.	Agreement, Attachment V: Pricing and Royalty, after Section 7, add the following new section:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

02/10/12	Pg. 4 of 6

“8. For purposes of Amendment No. 8, the parties approve and agree to implement the requirements of the [*****] attached as Exhibit BB to Amendment No. 8 and incorporated by reference herein, and the fees associated with the [*****] set forth in Exhibit BB shall be [*****].”

6.	Agreement, Attachment V: Pricing and Royalty, after Section 8, add the following new section:

“9. Miscellaneous Payments.

a.	Ford [*****] to TeleNav the amount of [*****] (for the period [*****] for [*****] units @ [*****]) as royalties on vehicles shipped to [*****] which were [*****] with the [*****].

b.	Ford has also been [*****] TeleNav by [*****]unit with respect to [*****] vehicles shipped through the [*****], which [*****] currently totals [*****] (for [*****] against [*****] units) and which is currently in the process of [*****] by Ford for [*****] to reflect the [*****] amount as previously agreed upon by TeleNav and Ford.

c.	TeleNav shall apply the [*****] by Ford to TeleNav: (1) against the [*****] amounts until such time that the [*****] for [*****] is corrected by Ford; and (2) against the [*****].

d.	On a [*****] basis, and provided that the parties mutually approve (which approval may be confirmed by the parties over email), any [*****] made by Ford will be applied against [*****] to TeleNav if not otherwise instructed to be [*****] by Ford. Similarly, any [*****] by Ford (which may also be subject to approval over email between the parties) can be remedied by applying such [*****] against any [*****] by Ford to TeleNav.”

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY		TELENAV, INC.

By:	/s/ Melissa Sheahan	By:	/s/ Douglas S. Miller
	(Signature)		(Signature)

Name:	Melissa Sheahan	Name:	Douglas S. Miller
	(Printed Name)		(Printed Name)

Title:	SYNC Software Buyer	Title:	Chief Financial Officer

Date:	2/13/12	Date:	2/14/12

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

02/10/12	Pg. 5 of 6

EXHIBIT BB

[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****] [*****] [*****]	[*****]
[*****]	[*****]	[*****]	[*****]			[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
					[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

02/10/12	Pg. 6 of 6